Redeemable Convertible Preferred Stock	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Redeemable Convertible Preferred Stock
18. Redeemable Convertible Preferred Stock
In connection with the Merger, all shares of Legacy BlackSky issued and outstanding redeemable convertible preferred stock were exchanged for Osprey class A common stock. For presentation purposes, the exchange for class A common stock is deemed to have occurred in 2020.